UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  _________________________________________________________________
FORM 8-K
 _________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 15, 2021
_________________________________________________________________
Axonics, Inc.
(Exact name of registrant as specified in its charter)
_________________________________________________________________

Delaware	001-38721	45-4744083
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
26 Technology Drive
Irvine, California 92618
(Address of principal executive offices) (Zip Code)
(949) 396-6322
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
  _________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of class	Trading symbol	Name of exchange on which registered
Common stock, par value $0.0001 per share	AXNX	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of Axonics, Inc. (the “Company”) has appointed Dr. Esteban López M.D., to serve as a member of the Board, effective July 15, 2021. Dr. López has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K, has no arrangement or understanding with any other person required to be disclosed pursuant to Item 401(a) of Regulation S-K and has no family relationships required to be disclosed pursuant to Item 401(d) of Regulation S-K.

Pursuant to the terms of the Company’s 2018 Omnibus Incentive Plan, Dr. López was granted an option to purchase 10,000 shares of the Company’s common stock and 3,500 restricted shares of the Company’s common stock on July 15, 2021, the effective date of Dr. López’s appointment. Subject to certain conditions, such option will have an exercise price equal to $59.70, the closing sale price of the Company’s common stock on the Nasdaq Global Market on July 15, 2021, and such option and restricted shares shall be fully vested as of July 15, 2022.

Dr. López, age 49, currently serves on the board of directors of Addus HomeCare Corporation (Nasdaq: ADUS), a publicly traded provider of home care services. Dr. López is also the Americas healthcare and life sciences Market Lead at Google Cloud with multinational executive responsibility for strategy and solutions development. Dr. López previously served as chief medical officer for clinical strategy and innovation at Health Care Service Corporation, the fourth largest health insurer in the U.S. Dr. López received a B.A. in biology from the University of California, Santa Cruz, his medical degree from Michigan State University College of Human Medicine, and his MBA from the University of Texas at Dallas.

Item 8.01.    Other Events.

On July 15, 2021, the Company issued a press release announcing certain of the matters described in Item 5.02 of this Current Report on Form 8-K. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release of Axonics, Inc. dated July 15, 2021
104	Cover Page Interactive Date File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXONICS, INC.

Dated: July 19, 2021	By:	/s/ Raymond W. Cohen
Raymond W. Cohen
Chief Executive Officer